UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Data Storage Corporation (the “Company”), on January 5, 2024, the Company notified The Nasdaq Stock Market (“Nasdaq”) of the recent passing of Mr. Joseph B. Hoffman. At the time of his death, Mr. Hoffman was a director of the Company, the Chair of the Compensation Committee and a member of each of the Audit Committee and the Nominating and Corporate Governance Committee. In the notice, the Company further notified Nasdaq that, as a result of Mr. Hoffman’s passing, the Company’s Audit Committee currently consists of only two members, rather than the minimum three members as required by Rule 5605(c)(2)(A) of the Nasdaq listing standards. Accordingly, the Company does not meet the requirements of Rule 5605(c)(2)(A) of the Nasdaq listing standards, which requires that the Company maintain an audit committee of at least three members, each of whom must meet specified criteria, including certain independence criteria.

On January 18, 2024, Nasdaq notified the Company that due to the passing of Mr. Hoffman, the Company no longer complies with Nasdaq’s audit committee requirements as set forth in Rule 5605(c)(2)(A) of the Nasdaq listing standards. Nasdaq further notified the Company that, consistent with Rule 5605(c)(4) of the Nasdaq listing standards, Nasdaq will provide the Company a cure period in order to regain compliance until the earlier of the Company’s next annual meeting of shareholders or December 30, 2024 or, if the next annual meeting of shareholders is held before June 27, 2024, then the Company must provide evidence of compliance no later than June 27, 2024. As discussed in Item 8.01 of this Current Report on Form 8-K, if the Company holds its 2024 Annual Meeting of Shareholders on June 20, 2024, the Company will have until June 27, 2024 to submit to Nasdaq documentation evidencing compliance with Rule 5605(c)(2)(A) of the Nasdaq listing standards. In the event the Company does not regain compliance by June 27, 2024, Nasdaq rules require that the Staff provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company’s Board of Directors intends to fill the vacancy on the Company’s Board of Directors and its Audit Committee with a person who meets the requirements of Rule 5605(c)(2)(A) of the Nasdaq listing standards within the next few weeks, and in no event later than June 27, 2024.

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 3.01 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The Company currently plans to hold its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on June 20, 2024. The Company intends to set the record date for determining the stockholders of record who will be entitled to vote at the 2024 Annual Meeting will be close of business on April 23, 2024. The time and location of the 2024 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission.

Because the scheduled date of the 2024 Annual Meeting is more than 30 days prior to the anniversary of the Company’s 2023 Annual Meeting of Stockholders, prior disclosed deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the 2024 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2024 Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting, such proposal must be received by the Company by April 1, 2024. The Company has determined that April 1, 2024 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company no later than April 1, 2024. The public announcement of an adjournment or postponement of the date of the 2024 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not seek to have included in the proxy materials pursuant to Rule 14a-8, must be delivered no later than April 1, 2024. The Company has determined that April 1, 2024 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to timely submit a director nomination or other proposal that the stockholder intends to present at the 2024 Annual Meeting, the stockholder must deliver the director nomination or proposal to the Company no later than April 1, 2024.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by April 21, 2024, which is 60 days prior to the date of the 2024 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2024	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer